UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 21, 2004

MIKOHN GAMING CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	00-22752	88-0218876
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

920 Pilot Road, P.O. Box 98686 Las Vegas, NV	89119-8686
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(702) 896-3890

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Item 8.01 Other Events.

On December 21, 2004, Mikohn Gaming Corporation, d/b/a Progressive Gaming International (the “Company”), issued a press release announcing that it signed a definitive agreement to acquire the table game management system, PitTrak, from Hotel Systems Pty. Ltd. of Sydney, Australia, and that the Company has acquired from Otho Hill the exclusive rights to five additional patents related to the development and distribution of an image-based recognition card recognition shoe. A copy of the press release and a listing of the patents covered by the licenses are attached as Exhibits 99.1 and 99.2, respectively.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Press release dated December 21, 2004
99.2	Listing of Patents

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIKOHN GAMING CORPORATION

Date: December 21, 2004	/s/ Michael A. Sicuro
Michael A. Sicuro Executive Vice President, Treasurer and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press release dated December 21, 2004
99.2	Listing of Patents